Trade payables and other current liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Trade payables and other current liabilities	Trade payables and other current liabilities
13.1 Trade and other payables

Accounting policies
Accounting policies for Trade and other payables are described in Note 12, ‘‘Financial Liabilities.’’

Accrued expenses
Taking into account the time lag between the time at which treatment costs are incurred in studies or clinical trials and the time at which such costs are invoiced, the Company estimates an amount of accrued expenses to record in the financial statements at each reporting date.
The treatment costs for patients were estimated for each study based on contracts signed with clinical research centers conducting the trials, taking into account the length of the treatment and the date of injection of each patient. The total amount estimated for each study has been reduced by the amount of invoices received at the closing date.

Details of trade and other payables

	As of December 31,
(in thousands of euros)	2022	2021
Fixed asset payables	228	—
Accrued expenses - clinical trials	5,394	1,486
Trade payables & other accruals	3,999	4,996
Total trade and other payables	9,621	6,482
Trade and other payables are not discounted, as none of the amounts were due in more than one year.
Fixed Assets Payables amounting to €228 thousand at the end of December 2022 relates to purchase of an irradiator for the laboratory in Paris.
Accrued Expenses related to clinical trials balance increased by €3.9 million between December 2022 and December 2021 mainly due to NANORAY-312 launch and developments in 2022, amounting to €3.9 million accrual as of December 31, 2022, compared to nil as of December 31, 2021.
Overall decrease of trade payables and other accruals balance by €1.0 million is consistent with supplier balances clearance performed during second semester of 2022 and mainly relate to the decrease of supplies costs of to €400 thousand not paid yet as of December 31, 2022, compared to supplies costs of €1,149 thousand not paid yet as of December 31, 2021.

13.2 Other current liabilities

	As of December 31,
(in thousands of euros)	2022	2021
Tax liabilities	358	258
Payroll tax and other payroll liabilities	6,237	4,820
Other payables	260	199
Other current liabilities	6,855	5,277
Payroll tax and other payroll liabilities consist primarily of payroll taxes, namely the employer contribution to be paid on free shares, accrued bonuses, vacation days and related social charges.
Payroll tax and other payroll liabilities increased by €1.4 million from €4.8 million as of December 31, 2021 to €6.2 million as of December 31, 2022, mainly due to bonus accruals for €0.8 million and to employers’ contribution to be paid on free shares for €0.4 million.
13.3 Deferred income and contract liabilities

	As of December 31,
(in thousands of euros)	2022	2021
Deferred income	55	254
Contract liabilities	16,518	16,518
Deferred income and contract liabilities	16,573	16,772
Balance of deferred income and contract liabilities as of December 31, 2022 is stable and mainly consists of Deferred Income relating to grants and subsidies allocated to Curadigm and Nanobiotix SA accounted for in accordance with IAS20, and of contract liabilities relating to the LianBio contract in the amount of €16.5 million, accounted for in accordance with IFRS 15. See Note 15 Revenues and other income for more details.